MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Supplement dated July 2, 2025 to the
Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective July 21, 2025, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (page 27 of the Prospectus):
Shaun Michael Currie is Vice President and Associate Portfolio Manager at T. Rowe Price. He has managed the Fund since July 2025.
Effective July 21, 2025, the following information supplements the information for T. Rowe Price Associates, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 52 of the Prospectus:
Shaun Michael Currie__________________________________________________________________________________
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Currie is a Vice President and Associate Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2016 and his investment experience dates from 2010. During the past five years, Mr. Currie has served as an equity research analyst and, beginning in 2023, as a portfolio manager and associate portfolio manager for T. Rowe Price. Prior to joining T. Rowe Price, Mr. Currie was employed as an analyst and then research director at Manalapan Oracle Capital Management LLC.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
UNDPRO-25-05

MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
(the “Fund”)
Supplement dated July 2, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective July 21, 2025, the following information replaces similar information for the Fund found on page B-105 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the MM Select T. Rowe Price Small and Mid Cap Blend Fund are Brian W.H. Berghuis, Shaun Michael Currie, Vincent DeAugustino, Donald J. Easley, Alex Roik, Joshua K. Spencer, J. David Wagner, and Ashley R. Woodruff.
Effective July 21, 2025, the following information supplements the information for the Fund found on page B-106 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Shaun Michael Currie
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of April 30, 2025.
**	Does not include the MM Select T. Rowe Price Small and Mid Cap Blend Fund.
Ownership of Securities:
As of April 30, 2025, Mr. Currie did not own any shares of the MM Select T. Rowe Price Small and Mid Cap Blend Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
UNDSAI-25-03